UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08795

BROOKFIELD HIGH INCOME FUND INC.

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

BRIAN F. HURLEY, PRESIDENT

BROOKFIELD HIGH INCOME FUND INC.

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: September 30, 2015

Date of reporting period: March 31, 2015

Item 1. Reports to Shareholders.

Brookfield Investment Management
2015
SEMI-ANNUAL REPORT
March 31, 2015
Brookfield High Income Fund Inc.

IN PROFILE
Brookfield Asset Management Inc. is a global alternative asset manager with over $200 billion in assets under management as of March 31, 2015. Brookfield has over a 100-year history of owning and operating assets with a focus on property, renewable power, infrastructure and private equity. The company offers a range of public and private investment products and services, which leverage its expertise and experience and provide it with a competitive advantage in the markets where it operates. On behalf of its clients, Brookfield is also an active investor in the public securities markets, where its experience extends over 30 years. Over this time, the company has successfully developed several investment operations and built expertise in the management of institutional portfolios, retail mutual funds and various commingled vehicles.
Brookfield’s public market activities are conducted by Brookfield Investment Management, a registered investment adviser. These activities complement Brookfield’s core competencies and include global listed real estate and infrastructure equities, corporate credit and securitized credit strategies. Headquartered in New York, NY, Brookfield Investment Management also maintains offices and investment teams in Toronto, Chicago and Boston and has over $19 billion of assets under management as of March 31, 2015.

This report is for shareholder information. This is not a prospectus intended for the use in the purchase or sale of Fund shares.
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED
© Copyright 2015. Brookfield Investment Management Inc.

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

Letter to Stockholders

Dear Stockholders,
I am pleased to provide the Semi-Annual Report for Brookfield High Income Fund Inc. (“HHY” or the “Fund”) for the six-month period ended March 31, 2015.
Capital market activity over the six-month period was influenced by several key factors, leading to ongoing volatility and modest performance results. The dramatic decline in oil prices during the latter half of 2014 created areas of opportunity as well as areas of concern. While the decline is expected to benefit consumer spending, the magnitude of the price move has heightened concerns over the health of oil-based sectors and economies. Importantly, although oil prices appear to have stabilized in recent months, the ripple effects of the recent decline are not yet fully understood and financial markets continue to follow trends closely.
Global monetary policy activity remains a key focus as well, with the European Central Bank embarking on an aggressive new stimulus program while the U.S. Federal Reserve has signaled an increase in base rates may occur later this year. Although the Federal Reserve has stated that any increase in base rates will be dependent upon continued economic growth and preliminary signs of inflation, the beginning of a tightening phase in the U.S. is likely to create further volatility.
In addition, the widening divergence between monetary policy in the U.S. and other major developed markets has led the U.S. dollar to rise sharply against most major currencies and U.S. bonds to rally, as downward pressure from the rest of the world has been a powerful force. Within this environment over the last six months, the 10-year U.S. Treasury rate declined by 58 basis points, ending the period at 1.94%.
Given recent market developments, we believe that while rates will eventually rise, the rate environment is likely to remain much lower than historical averages for a longer period of time. Accordingly, we continue to expect income-producing asset classes to benefit from a low-yield, low growth economic climate, particularly those asset classes with the potential to offer a combination of yield, stability and growth.
In addition to performance information, this report provides an overview of market conditions and a discussion of factors affecting the Fund’s investment performance, together with the Fund’s unaudited financial statements as of March 31, 2015.
We welcome your questions and comments, and encourage you to contact our Investor Relations team at (855) 777-8001 or to visit us at www.brookfieldim.com for more information. Thank you for your support.
Sincerely,
Brian F. Hurley
President
2015 Semi-Annual Report1

Brookfield High Income Fund Inc.

OBJECTIVE & STRATEGY
The primary investment objective of Brookfield High Income Fund Inc. (the “Fund”) is the generation of high current income. The Fund will also seek capital growth to the extent consistent with its primary investment objective. The Fund is a diversified fund that will invest primarily in high yield bonds, debentures, notes, corporate loans, convertible debentures and other debt instruments rated below-investment grade or determined by the Fund’s investment manager to be of comparable quality. The Fund may invest up to 30% of its total assets in the securities, including high yield obligations, of issuers domiciled outside of the United States. The Fund may also invest up to 10% of its total assets in securities that are the subject of bankruptcy proceedings or that are in default.
Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations, and an unanticipated default could cause the Fund to experience a reduction in the value of its shares. Below-investment grade bonds also are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and the market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.
Management Discussion of Fund Performance
For the six month period ended March 31, 2015, Brookfield High Income Fund (NYSE: HHY) had a total return based on net asset value of -1.42% and a total return based on market price of -0.72%, which assumes the reinvestment of distributions and is exclusive of brokerage commissions. Based on the NYSE closing price of $8.82 on March 31, 2015, the Fund’s shares had a distribution rate of 10.20%. The distribution rate is calculated as the annualized amount of the reporting period’s most recent monthly distribution declared divided by the stated stock price.
During the period, the Fund was overweight in the Energy, Leisure, and Services sectors. These allocations modestly detracted from performance during the six-month period due to weak performance in Energy, and negative security selection in Services, more than offsetting the positives in the Leisure sectors.
The Fund’s underweights include Financial Services, Technology, and Banking. These underweights were neutral contributors to performance as the positive contribution from the Financial Services underweight was offset by a negative contribution from the Banking underweight. The Technology underweight was a modest contributor to relative performance.
HIGH YIELD MARKET OVERVIEW
Volatility returns to financial markets
Lower energy prices caused the high-yield market to correct in the fourth calendar quarter when a significant retrenchment in bond prices for the energy sector dragged the overall market lower. Despite positive equity market returns, higher Volatility Index (VIX) signaled investor nervousness which was reflected in the high-yield bond market. Confidence returned in the first calendar quarter of 2015, with VIX declining, and high yield markets improving.
For the six months, the high yield market returned 1.5%, as measured by the BofA Merrill Lynch U.S. High Yield
2Brookfield Investment Management Inc.

Brookfield High Income Fund Inc.

Index, with the best performance concentrated in higher-quality end of the market, which tends to be more sensitive to interest rate changes than the market at large. Over the six month period, treasury yields declined over fifty basis points providing a tailwind to returns.
Investor confidence was reflected in six-month net purchases of high yield bond mutual funds totaling $8.7 billion.1 This represents a change from 2014, when investors redeemed $23 billion. New issuance activity picked up at the beginning of the first calendar quarter, 2015 totaling $96 billion2 representing a strong new issue market which may be on track to exceed the new issue volume record set in 2013.
Credit conditions remain positive
Credit conditions remain strong, with the trailing twelve-month default rate at 3%3, which is somewhat elevated by two large defaults occurring in calendar year 2014. Despite these defaults, overall defaults remain well below the long term average. Stable credit conditions exist as measured by the rating agencies upgrade to downgrade ratio. This ratio, which has indicated more upgrades than downgrades for the past year, ended the six-month period at a stable 1.04, meaning that the same number of companies are being upgraded as downgraded.
Lower rated new issue volume as a percent of new issuance totaled 9.2% first quarter 2015, down from 18.5% in 2014.5 In the first quarter of 2015, 33% of new issues were used to finance acquisitions, up from 26% in 2014.6 This represents an increase in leveraging risk, since M&A tends to be a powerful re-risking vehicle for leveraged companies. The current level, though, remains much lower than the 45 to 55% range seen at the peak of the prior cycle.7 Debt refinancing was 44% of new issue proceeds at the end of the six-month period, down modestly from 54% in 2014.8 This level represents a recovery low, but remains substantially above the 35% level seen at the re-risking peak of the prior cycle. Refinancing tends to reduce overall credit risk by relieving issuers’ interest rate and debt maturity burden. Overall, the trends in the new issue market are beginning to indicate potentially higher levels of credit risk being taken by issuers which is typical toward the later stages of the credit cycle.
OUTLOOK
The current credit cycle has lasted longer than the 1990s credit cycle, which was a relatively long cycle. Currently, high-yield spreads represent substantial premiums to those usually seen at this stage of the cycle. Furthermore, re-risking activity on the part of issuers remains muted compared with prior cycles. Defaults are very low by historical comparison, and corporate credit has substantial flexibility as a result of actively refinancing balance sheets over the last six years.
We continue to watch events in the oil patch with interest. While many Exploration & Production (“E&P”) companies continue to enjoy reasonably high product prices resulting from past hedging, many will suffer a hit should oil prices not recover in calendar year 2015. We are growing increasingly concerned by events in metals and mining, where difficulties among coal producers, who have been struggling against emissions standards, are now struggling against much lower energy prices. We have also seen large declines in the realized prices of iron ore producers due to weak demand out of the Far East.
On balance, we believe there are substantial opportunities in the high yield market but caution investors to maintain diligent credit discipline in order to maneuver through potentially elevated credit pitfalls ahead.
Forward-Looking Information
This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any
2015 Semi-Annual Report3

Brookfield High Income Fund Inc.

forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.
Disclosure
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Brookfield High Income Fund Inc. currently holds these securities.
The BofA Merrill Lynch U.S. High Yield Index tracks the performance of U.S. dollar denominated below investment-grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have a below investment-grade rating (based on an average of Moody’s, S&P and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings). In addition, qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. Original issue zero coupon bonds, “global” securities (debt issued simultaneously in the Eurobond and U.S. domestic bond markets), 144A securities and pay-in-kind securities, including toggle notes, qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one year from the first call date. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. DRD-eligible and defaulted securities are excluded from the index.
Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on March 31, 2015 and subject to change based on subsequent developments.

[1]	J.P. Morgan, High-Yield Market Monitor, April 1, 2015, page 18.
[2]	J.P. Morgan, High-Yield Market Monitor, April 1, 2015, page 18.
[3]	J.P. Morgan, High-Yield Default Monitor, March 31, 2015, page 5.
[4]	J.P. Morgan, High-Yield Default Monitor, March 31, 2015, page 11.
[5]	J.P. Morgan, High-Yield Default Monitor, March 31, 2015, page 13.
[6]	J.P. Morgan High-Yield Default Monitor, March 31, 2015, page 14.
[7]	J.P. Morgan High-Yield Default Monitor, March 31, 2015, page 14.
[8]	J.P. Morgan High-Yield Default Monitor, March 31, 2015, page 14.
4Brookfield Investment Management Inc.

Brookfield High Income Fund Inc.
Portfolio Characteristics  (Unaudited)
March 31, 2015

PORTFOLIO STATISTICS
Annualized distribution rate[1]	10.20%
Weighted average coupon	7.06%
Weighted average life	4.93 years
Percentage of leveraged assets	27.52%
Total number of holdings	165

CREDIT QUALITY[2,3]
BBB	2.7%
BB	19.6%
B	46.5%
CCC	19.3%
Unrated	9.4%
Cash	2.5%
Total	100.0%

ASSET ALLOCATION
Residential Mortgage Related Holdings	3.9%
Corporate Bonds	123.5%
Term Loans	3.1%
Common Stocks	2.7%
Warrants and Short Term Investments	2.0%
Liabilities in Excess of Other Assets	(35.2%)
Total	100.0%

[1]	Distributions may include dividends from net investment income, capital gains and/or return of capital. The distribution rate referenced above is calculated as the annualized amount of the most recent monthly distribution declared divided by March 31, 2015 stock price.
[2]	Includes only invested assets and cash.
[3]	The higher of an S&P or Moody’s rating was used. If a Moody’s rating was used, we converted such rating to a comparable S&P rating.
2015 Semi-Annual Report5

Brookfield High Income Fund Inc.
Schedule of Investments (Unaudited)
March 31, 2015

	Interest Rate	Maturity	Principal Amount (000s)	Value
RESIDENTIAL MORTGAGE RELATED HOLDINGS – 3.9%
Non-Agency Mortgage-Backed Securities – 3.9%
Alternative Loan Trust
Series 2007-OA3, Class 1A1 [1,2]	0.31%	04/25/47	$ 1,709	$ 1,438,673
Series 2006-29T1, Class 2A6	6.50	10/25/36	1,521	1,355,563
GSAMP Trust
Series 2006-HE8, Class A2C [1,2]	0.34	01/25/37	1,497	1,256,073
Home Equity Asset Trust
Series 2006-7, Class 2A3 [1,2]	0.32	01/25/37	2,060	1,459,722
Nomura Resecuritization Trust
Series 2014-1R, Class 2A11 [1,3,4]	0.36	02/26/37	4,490	2,320,015
Securitized Asset Backed Receivables LLC Trust
Series 2007-BR4, Class A2B [1,2]	0.37	05/25/37	2,692	1,774,852
Total Non-Agency Mortgage-Backed Securities				9,604,898
Total RESIDENTIAL MORTGAGE RELATED HOLDINGS (Cost $9,525,970)				9,604,898
CORPORATE BONDS – 123.5%
Automotive – 5.6%
American Axle & Manufacturing, Inc. [5]	6.25	03/15/21	3,190	3,357,475
American Axle & Manufacturing, Inc. [5]	7.75	11/15/19	650	739,375
FCA US LLC [5]	8.25	06/15/21	3,550	3,937,341
Ford Motor Co. [5]	6.50	08/01/18	3,100	3,538,799
Motors Liquidation Co. [6,7]	8.38	07/15/33	8,250	825
Servus Luxembourg Holding SCA [3,4,8]	7.75	06/15/18	1,809	2,040,082
Total Automotive				13,613,897
Banking – 0.0%
Bilbao Luxembourg SA [8,9]	10.50	12/01/18	62	70,190
Basic Industry – 18.6%
Alcoa, Inc. [5]	5.55	02/01/17	1,000	1,064,959
Alpha Natural Resources, Inc. [5]	6.25	06/01/21	4,075	1,028,938
Alpha Natural Resources, Inc. [3,4,5]	7.50	08/01/20	1,500	625,856
Arch Coal, Inc. [5]	7.25	06/15/21	6,100	1,403,000
Associated Materials LLC [5]	9.13	11/01/17	3,475	3,023,250
Building Materials Corporation of America [3,4,5]	6.75	05/01/21	950	1,009,375
Cascades, Inc. [3,4,5,8]	5.50	07/15/22	3,000	3,045,000
Cascades, Inc. [5,8]	7.88	01/15/20	1,025	1,062,797
FMG Resources August 2006 Property Ltd. [3,4,8]	6.88	04/01/22	1,950	1,440,562
Hexion, Inc.	8.88	02/01/18	1,425	1,257,562
Hexion, Inc. [5]	9.00	11/15/20	4,500	3,150,000
Huntsman International LLC [5]	8.63	03/15/21	3,050	3,263,500
INEOS Group Holdings SA [3,4,5,8]	6.13	08/15/18	3,800	3,819,000
Masonite International Corp. [3,4,5,8]	8.25	04/15/21	3,505	3,737,206
Millar Western Forest Products Ltd. [8]	8.50	04/01/21	1,575	1,598,625
Polymer Group, Inc. [5]	7.75	02/01/19	2,588	2,685,050
PulteGroup, Inc. [5]	6.38	05/15/33	2,350	2,432,250
The Dow Chemical Co.	5.70	05/15/18	287	322,735
Trinseo Materials Operating SCA [8]	8.75	02/01/19	2,564	2,705,020
USG Corp. [5]	9.75	01/15/18	3,075	3,559,312

See Notes to Financial Statements.
6Brookfield Investment Management Inc.

Brookfield High Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
March 31, 2015

	Interest Rate	Maturity	Principal Amount (000s)	Value
CORPORATE BONDS (continued)
Xerium Technologies, Inc. [5]	8.88%	06/15/18	$ 2,850	$ 2,942,625
Total Basic Industry				45,176,622
Capital Goods – 6.3%
AAR Corp. [5]	7.25	01/15/22	1,600	1,816,000
Ardagh Packaging Finance PLC [3,4,5,8]	6.75	01/31/21	3,625	3,670,312
Crown Cork & Seal Company, Inc. [5]	7.38	12/15/26	3,950	4,522,750
DP World Sukuk Ltd. [3,4,8]	6.25	07/02/17	400	431,536
Tekni-Plex, Inc. [3,4]	9.75	06/01/19	1,185	1,273,875
Terex Corp.	6.00	05/15/21	1,950	1,998,750
Terex Corp.	6.50	04/01/20	1,100	1,144,000
Tyco Electronics Group S.A. [5,8]	6.55	10/01/17	500	560,564
Total Capital Goods				15,417,787
Consumer Goods – 3.0%
ACCO Brands Corp. [5]	6.75	04/30/20	3,575	3,744,813
Jarden Corp. [5]	7.50	05/01/17	500	551,250
Post Holdings, Inc. [5]	7.38	02/15/22	2,825	2,923,875
Total Consumer Goods				7,219,938
Consumer Non-Cyclical – 0.6%
Anheuser-Busch InBev Worldwide, Inc. [5]	7.75	01/15/19	1,000	1,210,186
DP World Ltd. [3,4,8]	6.85	07/02/37	200	226,418
Total Consumer Non-Cyclical				1,436,604
Electric Utilities & Generation – 0.2%
TerraForm Power Operating LLC [3,4]	5.88	02/01/23	375	389,063
Energy – 21.2%
AmeriGas Finance LLC [5]	7.00	05/20/22	1,025	1,099,313
Atlas Pipeline Finance Corp. [5]	5.88	08/01/23	4,000	3,840,520
Blue Racer Midstream LLC [3,4]	6.13	11/15/22	3,225	3,313,687
BreitBurn Energy Partners LP [5]	8.63	10/15/20	3,475	2,571,500
Calfrac Holdings LP [3,4,5]	7.50	12/01/20	3,625	3,217,188
Chesapeake Energy Corp.	4.88	04/15/22	1,725	1,617,188
Encore Acquisition Co. [6,10] (Acquired 02/19/10, Cost $496, 0.0%)	6.00	07/15/15	1	500
EV Energy Partners LP [5]	8.00	04/15/19	4,400	4,004,000
Ferrellgas Partners LP [5]	8.63	06/15/20	3,375	3,484,687
Global Partners LP [3,4]	6.25	07/15/22	3,575	3,521,375
Hilcorp Energy I LP [3,4,5]	8.00	02/15/20	3,050	3,156,750
ION Geophysical Corp.	8.13	05/15/18	1,975	1,540,500
LBC Tank Terminals Holding Netherlands BV [3,4,8]	6.88	05/15/23	3,325	3,399,812
Linn Energy LLC	7.75	02/01/21	250	198,750
Linn Energy LLC [5]	8.63	04/15/20	3,200	2,728,000
National Oilwell Varco, Inc. [10] (Acquired 03/25/08, Cost $6,954, 0.0%)	6.13	08/15/15	7	7,003
Pioneer Natural Resources Co.	6.65	03/15/17	1,250	1,358,734
Precision Drilling Corp. [5,8]	6.63	11/15/20	1,800	1,696,500
RKI Exploration & Production LLC [3,4,5]	8.50	08/01/21	2,450	2,327,500
SESI LLC	7.13	12/15/21	500	505,000

See Notes to Financial Statements.
2015 Semi-Annual Report7

Brookfield High Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
March 31, 2015

	Interest Rate	Maturity	Principal Amount (000s)	Value
CORPORATE BONDS (continued)
Tesoro Logistics LP [5]	6.13%	10/15/21	$ 3,400	$ 3,502,000
Thunderbird Resource Equity I [7]	11.00	12/01/17	1,313	1,114,211
Trinidad Drilling Ltd. [3,4,5,8]	7.88	01/15/19	2,865	2,664,450
W&T Offshore, Inc.	8.50	06/15/19	1,215	735,075
Total Energy				51,604,243
Financial Services – 1.0%
Puma International Financing SA [3,4,8]	6.75	02/01/21	1,325	1,341,563
Puma International Financing SA [3,4,8]	6.75	02/01/21	1,150	1,164,375
Total Financial Services				2,505,938
Healthcare – 9.3%
CHS/Community Health Systems, Inc. [5]	7.13	07/15/20	3,050	3,233,000
DJO Finance LLC	9.88	04/15/18	2,450	2,548,000
HCA, Inc.	5.88	05/01/23	1,775	1,917,000
HCA, Inc. [5]	8.00	10/01/18	3,475	4,026,656
inVentiv Health, Inc. [3,4,9]	10.00	08/15/18	833	845,657
inVentiv Health, Inc. [3,4,5]	11.00	08/15/18	569	539,128
Jaguar Holding Company II [3,4,5]	9.50	12/01/19	3,125	3,359,375
Kindred Healthcare, Inc.	6.38	04/15/22	3,750	3,782,813
Service Corporation International [5]	6.75	04/01/16	2,375	2,481,875
Total Healthcare				22,733,504
Leisure – 11.1%
Boyd Gaming Corp. [5]	9.00	07/01/20	3,625	3,910,469
Cedar Fair LP	5.25	03/15/21	3,275	3,381,437
Chester Downs & Marina LLC [3,4,5]	9.25	02/01/20	3,750	2,850,000
GLP Capital LP	5.38	11/01/23	4,525	4,677,719
Isle of Capri Casinos, Inc.	5.88	03/15/21	1,700	1,746,750
MGM Resorts International [5]	7.63	01/15/17	2,875	3,079,844
MTR Gaming Group, Inc. [5]	11.50	08/01/19	3,465	3,751,280
Palace Entertainment Holdings LLC [3,4,5]	8.88	04/15/17	3,475	3,527,125
Total Leisure				26,924,624
Media – 11.7%
Cablevision Systems Corp. [5]	8.63	09/15/17	3,775	4,246,875
CCO Holdings LLC	7.25	10/30/17	250	260,625
CCO Holdings LLC [5]	8.13	04/30/20	3,785	3,955,325
Cumulus Media Holdings, Inc. [5]	7.75	05/01/19	3,425	3,356,500
iHeart Communications, Inc. [5]	9.00	03/01/21	3,550	3,399,125
Lamar Media Corp.	5.38	01/15/24	3,425	3,570,562
Mediacom Broadband LLC	6.38	04/01/23	4,300	4,515,000
National CineMedia LLC	6.00	04/15/22	1,050	1,078,875
Numericable-SFR [3,4,8]	6.00	05/15/22	3,500	3,543,750
Time Warner Cable, Inc. [5]	8.25	04/01/19	500	611,570
Total Media				28,538,207
Retail – 5.8%
L Brands, Inc. [5]	7.60	07/15/37	2,500	2,843,750
L Brands, Inc.	8.50	06/15/19	800	959,760
Levi Strauss & Co. [5]	7.63	05/15/20	3,400	3,536,000

See Notes to Financial Statements.
8Brookfield Investment Management Inc.

Brookfield High Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
March 31, 2015

	Interest Rate	Maturity	Principal Amount (000s)	Value
CORPORATE BONDS (continued)
New Albertsons, Inc. [5]	7.75%	06/15/26	$ 3,300	$ 3,118,500
Roundy's Supermarkets, Inc. [3,4]	10.25	12/15/20	3,400	2,938,875
Sally Holdings LLC	6.88	11/15/19	725	766,687
Total Retail				14,163,572
Services – 11.2%
Avis Budget Car Rental LLC [5]	5.50	04/01/23	1,550	1,594,562
Casella Waste Systems, Inc. [5]	7.75	02/15/19	3,400	3,400,000
Dynagas LNG Partners LP [5,8]	6.25	10/30/19	2,825	2,429,500
Iron Mountain, Inc.	6.00	08/15/23	4,200	4,420,500
Iron Mountain, Inc. [5]	8.38	08/15/21	527	548,739
Jurassic Holdings III, Inc. [3,4]	6.88	02/15/21	1,725	1,500,750
KraussMaffei Group GmbH [8]	8.75	12/15/20	1,050	1,238,522
KraussMaffei Group GmbH [8]	8.75	12/15/20	120	141,545
MasTec, Inc.	4.88	03/15/23	3,725	3,482,875
Sotheby's [3,4]	5.25	10/01/22	1,850	1,817,625
Teekay Offshore Partners LP [8]	6.00	07/30/19	3,750	3,393,750
United Rentals North America, Inc.	7.63	04/15/22	1,225	1,340,150
United Rentals North America, Inc. [5]	8.25	02/01/21	1,700	1,836,000
Total Services				27,144,518
Technology & Electronics – 1.3%
First Data Corp. [5]	11.25	01/15/21	2,856	3,248,700
Telecommunications – 14.7%
CenturyLink, Inc. [5]	7.65	03/15/42	3,050	3,118,625
Cincinnati Bell, Inc. [5]	8.75	03/15/18	1,750	1,793,313
CyrusOne LP	6.38	11/15/22	825	876,563
Fairpoint Communications, Inc. [3,4,5]	8.75	08/15/19	2,250	2,373,750
Frontier Communications Corp. [5]	7.13	03/15/19	5,275	5,736,562
Intelsat Luxembourg SA [5,8]	7.75	06/01/21	3,600	3,321,000
Level 3 Communications, Inc. [5]	8.88	06/01/19	3,575	3,762,687
Level 3 Financing, Inc.	6.13	01/15/21	725	760,344
Qwest Capital Funding, Inc.	6.88	07/15/28	475	482,125
Qwest Corp. [5]	6.88	09/15/33	1,000	1,003,533
T-Mobile USA, Inc. [5]	6.63	04/01/23	3,340	3,494,475
Wind Acquisition Finance SA [3,4,8]	7.38	04/23/21	1,150	1,193,125
Windstream Corp. [5]	7.50	06/01/22	5,150	4,969,750
Zayo Group LLC [3,4]	6.00	04/01/23	2,750	2,763,750
Total Telecommunications				35,649,602
Transportation – 0.4%
Watco Companies LLC [3,4]	6.38	04/01/23	975	975,000
Utility – 1.5%
AES Corp. [5]	4.88	05/15/23	3,700	3,607,500
Total CORPORATE BONDS (Cost $308,427,440)				300,419,509
TERM LOANS – 3.1%
Albertsons, Inc. [1,4]	4.75	03/21/19	1,262	1,270,886
Caesars Growth Properties [1,4]	6.25	04/10/21	1,737	1,537,134

See Notes to Financial Statements.
2015 Semi-Annual Report9

Brookfield High Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
March 31, 2015

	Interest Rate	Maturity	Principal Amount (000s)	Value
TERM LOANS (continued)
Fairpoint Communications, Inc. [1,4]	7.50%	02/14/19	$ 1,960	$ 1,992,673
Four Seasons Holdings, Inc. [1,4]	6.25	12/13/20	1,000	1,005,000
Roundy's Supermarkets, Inc. [1,4]	5.75	02/21/21	943	904,284
Texas Competitive Electric Holdings Company LLC [1,4]	4.65	10/10/17	1,566	939,298
Total TERM LOANS (Cost $8,233,914)				7,649,275

	Shares	Value
COMMON STOCKS – 2.7%
Automotive – 0.4%
Ford Motor Co.	61,300	$ 989,382
Basic Industry – 0.3%
Cascades, Inc. [8]	77,325	465,824
EnLink Midstream Partners LP	7,800	192,972
Total Basic Industry		658,796
Capital Goods – 0.4%
General Electric Co.	37,450	929,135
Consumer Staples – 0.2%
B&G Foods, Inc.	13,810	406,428
Energy – 0.1%
BreitBurn Energy Partners LP	13,075	71,651
EV Energy Partners LP	7,900	105,307
Total Energy		176,958
Services – 0.4%
Iron Mountain, Inc.	26,486	966,209
Telecommunications – 0.6%
CenturyLink, Inc.	33,160	1,145,678
Verizon Communications, Inc.	7,500	364,725
Total Telecommunications		1,510,403
Utility – 0.3%
AES Corp.	66,250	851,312
Dynegy, Inc. [11]	185	5,815
NRG Energy, Inc.	25	630
Total Utility		857,757
Total COMMON STOCKS (Cost $6,379,589)		6,495,068

	Shares	Value
WARRANTS – 0.7%
Automotive – 0.7%
General Motors Financial Company, Inc. [11] Expiration: July 2016 Exercise Price: $10.00	34,193	$ 948,856

See Notes to Financial Statements.
10Brookfield Investment Management Inc.

Brookfield High Income Fund Inc.
Schedule of Investments (Unaudited) (continued)
March 31, 2015

	Shares	Value
WARRANTS (continued)
General Motors Financial Company, Inc. [11] Expiration: July 2019 Exercise Price: $18.33	34,193	$ 671,892
Total Automotive		1,620,748
Total WARRANTS (Cost $1,969,136)		1,620,748

	Interest Rate
SHORT TERM INVESTMENT – 1.3%
STIT Liquid Assets Portfolio, Institutional Class [1]	0.08%	3,199,583	3,199,583
Total SHORT TERM INVESTMENT (Cost $3,199,583)			3,199,583
Total Investments – 135.2% (Cost $337,735,632)			328,989,081
Liabilities in Excess of Other Assets – (35.2)%			(85,695,344)
TOTAL NET ASSETS – 100.0%			$ 243,293,737

The following notes should be read in conjunction with the accompanying Schedule of Investments.
1	—Variable rate security – Interest rate shown is the rate in effect as of March 31, 2015.
2	—Security is a “step up” bond where the coupon increases or steps up at a predetermined date.
3	—Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2015, the total value of all such securities was $76,362,910 or 31.4% of net assets.
4	—Private Placement.
5	—All or a portion of the principal amount is pledged as collateral for credit facility.
6	—Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of March 31, 2015, the total value of all such securities was $1,325 or 0.0% of net assets.
7	—Issuer is currently in default on its regularly scheduled interest payment.
8	—Foreign security or a U.S. security of a foreign company.
9	—Payment in kind security.
10	—Restricted Illiquid Securities - Securities that the Adviser has deemed illiquid pursuant to procedures adopted by the Fund's Board of Directors. The values in the parenthesis represent the acquisition date, cost and the percentage of net assets, respectively. As of March 31, 2015, the total value of all such securities was $7,503 or 0.0% of net assets.
11	—Non-income producing security.

See Notes to Financial Statements.
2015 Semi-Annual Report11

BROOKFIELD HIGH INCOME FUND INC.
Statement of Assets and Liabilities (Unaudited)
March 31, 2015

Assets:
Investments in securities, at value (Note 2)	$325,789,498
Investments in short term securities, at value	3,199,583
Total investments, at value	328,989,081
Cash	19,435
Foreign currency	1,691,574
Interest and dividends receivable	6,456,109
Receivable for investments sold	2,103,661
Receivable for open forward currency contracts (Note 2)	549,820
Prepaid expenses	30,693
Total assets	339,840,373
Liabilities:
Payable for credit facility (Note 6)	93,516,860
Payable for credit facility interest (Note 6)	3,441
Payable for investments purchased	2,572,843
Investment advisory fee payable (Note 4)	186,374
Administration fee payable (Note 4)	43,009
Directors' fees payable	26,862
Accrued expenses	197,247
Total liabilities	96,546,636
Commitments and contingencies (Note 9)
Net Assets	$243,293,737
Composition of Net Assets:
Capital stock, at par value ($0.001 par value, 1,000,000,000 shares authorized) (Note 7)	$ 25,532
Additional paid-in capital (Note 7)	279,244,666
Distributions in excess of net investment income	(1,408,140)
Accumulated net realized loss on investments, foreign currency transactions and forward currency contracts	(26,317,059)
Net unrealized depreciation on investments, foreign currency translations and forward currency contracts	(8,251,262)
Net assets applicable to capital stock outstanding	$243,293,737
Total investments at cost	$337,735,632
Foreign currency at cost	$ 1,738,854
Shares Outstanding and Net Asset Value Per Share:
Shares outstanding	25,532,427
Net asset value per share	$ 9.53

See Notes to Financial Statements.
12Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Statement of Operations (Unaudited)
For the Six Months Ended March 31, 2015

Investment Income (Note 2):
Interest	$ 12,542,038
Dividends (net of foreign withholding tax of $775)	179,470
Total investment income	12,721,508
Expenses:
Investment advisory fees (Note 4)	1,122,376
Administration fees (Note 4)	259,010
Legal fees	142,607
Directors' fees	63,426
Reports to stockholders	52,714
Fund accounting servicing fees (Note 4)	41,868
Registration fees	27,283
Audit and tax services	19,669
Transfer agency fees	13,732
Insurance	13,628
Custodian fees	8,362
Miscellaneous	19
Total operating expenses	1,764,694
Interest expense on credit facility (Note 6)	605,945
Total expenses	2,370,639
Net investment income	10,350,869
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions and Forward Currency Contracts (Note 2):
Net realized gain (loss) on:
Investments	(780,370)
Foreign currency transactions	(60,856)
Forward currency contracts	366,082
Net realized loss	(475,144)
Net change in unrealized appreciation (depreciation) on:
Investments	(13,772,818)
Foreign currency and foreign currency translations	(34,982)
Forward currency contracts	230,123
Net change in unrealized depreciation	(13,577,677)
Net realized and unrealized loss on investments	(14,052,821)
Net decrease in net assets resulting from operations	$ (3,701,952)

See Notes to Financial Statements.
2015 Semi-Annual Report13

BROOKFIELD HIGH INCOME FUND INC.
Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2015 (Unaudited)	For the Three Months Ended September 30, 2014*	For the Fiscal Year Ended June 30, 2014
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$ 10,350,869	$ 3,555,809	$ 6,101,431
Net realized gain (loss) on investments, foreign currency transactions and forward currency contracts	(475,144)	797,361	1,366,324
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	(13,577,677)	(9,831,482)	2,629,586
Net increase (decrease) in net assets resulting from operations	(3,701,952)	(5,478,312)	10,097,341
Distributions to Stockholders (Note 2):
Net investment income	(12,357,695)	(2,942,067)	(6,258,493)
Return of capital	—	—	(41,267)
Total distributions	(12,357,695)	(2,942,067)	(6,299,760)
Capital Stock Transactions (Note 7):
Capital received as a result of shares issued due to fund merger	—	194,513,281	—
Net increase in net assets from capital share transactions	—	194,513,281	—
Total increase (decrease) in net assets	(16,059,647)	186,092,902	3,797,581
Net Assets:
Beginning of period	259,353,384	73,260,482	69,462,901
End of period	$243,293,737	$259,353,384	$73,260,482
(including undistributed (distributions in excess of) net investment income of)	$ (1,408,140)	$ 598,686	$ (21,369)

Share Transactions (Note 7):
Shares issued due to fund merger	—	18,684,862	—
Net increase in shares	—	18,684,862	—

*	The Fund changed its fiscal year end from June 30 to September 30.

See Notes to Financial Statements.
14Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Statement of Cash Flows (Unaudited)
For the Six Months Ended March 31, 2015

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$ (3,701,952)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities
Purchases of long-term portfolio investments and principal payups	(24,868,781)
Proceeds from disposition of long-term portfolio investments and principal paydowns	37,938,542
Purchases of short-term portfolio investments, net	(2,153,768)
Return of capital distributions from portfolio investments	49,993
Decrease in interest and dividends receivable	567,711
Increase in receivable for open forward currency contracts	(230,123)
Decrease in receivable for investments sold	6,823,429
Increase in prepaid expenses	(24,706)
Decrease in payable for credit facility interest	(3,224)
Decrease in payable for investments purchased	(5,036,354)
Decrease in investment advisory fee payable	(9,049)
Decrease in administration fee payable	(2,089)
Increase in directors' fee payable	17,895
Decrease in accrued expenses	(292,864)
Net amortization on investments and paydown gains or losses	(476,817)
Net change in unrealized depreciation on investments	13,772,818
Net realized loss on investments	780,370
Net cash provided by operating activities	23,151,031
Cash flows used for financing activities:
Net cash used for credit facility	(9,283,140)
Distributions paid to stockholders	(12,357,695)
Net cash used for financing activities	(21,640,835)
Net increase in cash	1,510,196
Cash at the beginning of period	200,813
Cash at the end of period	$ 1,711,009
Supplemental Disclosure of Cash Flow Information:
Interest payments for the six months ended March 31, 2015, totaled $609,169.

See Notes to Financial Statements.
2015 Semi-Annual Report15

BROOKFIELD HIGH INCOME FUND INC.
Financial Highlights

	For the Six Months Ended March 31,	For the Three Months Ended September 30,	For the Fiscal Years Ended June 30,
	2015 (Unaudited)	2014 [2]	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value, beginning of period	$ 10.16	$ 10.70	$ 10.14	$ 9.86	$ 9.92	$ 9.25	$ 8.34
Net investment income[1]	0.41	0.21	0.88	0.92	0.91	0.93	0.67
Net realized and unrealized gain (loss) on investment transactions	(0.56)	(0.52)	0.60	0.27	(0.03)	0.69	0.80
Net increase (decrease) in net asset value resulting from operations	(0.15)	(0.31)	1.48	1.19	0.88	1.62	1.47
Distributions from net investment income	(0.48)	(0.23)	(0.91)	(0.91)	(0.94)	(0.95)	(0.56)
Return of capital distributions	—	—	(0.01)	—	—	—	—
Total distributions paid	(0.48)	(0.23)	(0.92)	(0.91)	(0.94)	(0.95)	(0.56)
Net asset value, end of period	$ 9.53	$ 10.16	$ 10.70	$ 10.14	$ 9.86	$ 9.92	$ 9.25
Market price, end of period	$ 8.82	$ 9.37	$ 10.54	$ 9.62	$ 10.00	$ 9.90	$ 8.45
Total Investment Return†	-0.72% [4]	-9.05% [4]	20.13%	5.12%	11.37%	29.77%	29.31%
Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of period (000s)	$243,294	$259,353	$73,260	$69,463	$67,491	$67,871	$63,263
Operating expenses	1.43% [3]	1.82% [3]	2.06%	1.63%	1.71%	1.65%	1.72%
Interest expense	0.49% [3]	0.45% [3]	0.48%	0.53%	0.62%	0.42%	0.11%
Total expenses	1.92% [3]	2.27% [3]	2.54%	2.16%	2.33%	2.07%	1.83%
Net expenses, including fee waivers and reimbursement and excluding interest expense	1.43% [3]	1.82% [3]	1.95%	1.52%	1.59%	1.53%	1.63%
Net investment income	8.36% [3]	8.04% [3]	8.47%	8.87%	9.45%	9.36%	7.33%
Net investment income, excluding the effect of fee waivers and reimbursement	8.36% [3]	8.04% [3]	8.36%	8.76%	9.33%	9.25%	7.24%
Portfolio turnover rate	7% [4]	11% [4]	28%	28%	24%	46%	67%
Credit facility, end of period	$ 93,517	$102,800	$28,000	$30,400	$30,400	$29,400	$18,662
Asset coverage per $1,000 unit of senior indebtness[5]	$ 3,602	$ 3,523	$ 3,616	$ 3,280	$ 3,220	$ 3,310	$4,390

†	Total investment return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effect of broker commissions. Distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan.
[1]	Per share amounts presented are based on average shares outstanding throughout the period indicated.
[2]	Amounts shown are for the three months ended September 30, 2014 and are not necessarily indicative of a full year of operations. The Fund changed its fiscal year end from June 30 to September 30.
[3]	Annualized.
[4]	Not annualized.
[5]	Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See Notes to Financial Statements.
16Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (Unaudited)
March 31, 2015

1.Organization
Brookfield High Income Fund Inc. (the “Fund”) was incorporated under the laws of the state of Maryland as a corporation on November 22, 2013. Prior to March 1, 2014, the Fund was a business trust under the laws of the Commonwealth of Massachusetts (organized on June 2, 1998), and commenced operations on July 31, 1998. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.
On February 27, 2014, the Boards of Directors of Helios Advantage Income Fund, Inc. (“HAV”), Helios High Income Fund, Inc. (“HIH”), Helios Multi-Sector High Income Fund, Inc. (“HMH”) and Helios Strategic Income Fund, Inc. (“HSA”) approved Agreements and Plans of Reorganizations providing for, among other things, the transfer of the assets and liabilities of HAV, HIH, HMH and HSA into the Fund. On July 18, 2014, the stockholders of HAV, HIH, HMH and HSA approved the Agreements and Plans of Reorganization and the stockholders of the Fund approved the issuance of new shares. The reorganizations of each of HAV, HIH, HMH and HSA into the Fund were effective as of the opening of business of the New York Stock Exchange on August 13, 2014. The increase in the net assets to the Fund resulting from the mergers with HAV, HIH, HMH and HSA amounted to $194,513,281.
Brookfield Investment Management Inc. (“BIM” or “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is a registered investment advisor under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Fund.
The Fund’s primary investment objective is to seek high current income. The Fund will seek capital growth as a secondary investment objective, when consistent with its primary investment objective. The Fund's investment objective is fundamental and may not be changed without approval by the majority (as defined in the 1940 Act) of the Fund's outstanding voting securities. No assurance can be given that the Fund’s investment objective will be achieved.
2.Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Valuation of Investments: Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent market value.
2015 Semi-Annual Report17

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
March 31, 2015

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.
Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.
The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.
The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.
The Fund’s Board of Directors (“Board”) has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. Pursuant to the procedures, securities in the Fund are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers. However, if (i) a market value or price is not readily available, (ii) the available quotations are not believed to be reflective of market value by the Adviser, or (iii) a significant event has occurred that would materially affect the value of the security, the security is fair valued, as determined in good faith, by the Adviser’s Valuation Committee. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.
The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
18Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
March 31, 2015

Level 1 -	quoted prices in active markets for identical assets or liabilities
Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)
The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Adviser uses in determining fair value, including the use of the Adviser’s Valuation Committee. If the Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.
Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.
To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider who is subject to oversight by the Adviser), compares daily its prior day prices, prices on comparable securities and sales prices and challenges those prices that either remain unchanged or exceeds certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.
The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of March 31, 2015:
Valuation Inputs	Level 1	Level 2	Level 3	Total
Residential Mortgage Related Holdings	$ —	$ —	$ 9,604,898	$ 9,604,898
Corporate Bonds	—	300,418,184	1,325	300,419,509
Term Loans	—	7,649,275	—	7,649,275
Common Stocks	6,495,068	—	—	6,495,068
Warrants	1,620,748	—	—	1,620,748
Short Term Investment	3,199,583	—	—	3,199,583
Total	$ 11,315,399	$ 308,067,459	$ 9,606,223	$ 328,989,081

Valuation Inputs	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$ 549,820	$ —	$ —	$ 549,820
Total	$ 549,820	$ —	$ —	$ 549,820

* Other financial instruments include forward currency contracts.
The following table provides quantitative information about the Fund’s Level 3 values, as well as their inputs, as of March 31, 2015. The table is not all-inclusive, but provides information on the significant Level 3 inputs.
2015 Semi-Annual Report19

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
March 31, 2015

	Quantitative Information about Level 3 Fair Value Measurements(1)
Assets	Value as of March 31, 2015	Valuation Methodology	Significant Unobservable Input	Price
Corporate Bonds
Encore Acquisition Co.	$ 500	Discounted Cash Flow	Market Comparable Company	$100.00
Motors Liquidation Co.	825	Discounted Cash Flow	Market Comparable Company	$ 0.01
Total	$1,325

(1) The table above does not include Level 3 securities that are valued by brokers and pricing services. At March 31, 2015, the value of these securities was approximately $9,604,898. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in the Valuation of Investments in Note 2. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, unchanged price review, results of broker and vendor due diligence and consideration of macro or security specific events.
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
Investments in Securities	Residential Mortgage Related Holdings	Corporate Bonds	Total
Balance as of September 30, 2014	$11,862,652	$1,400	$11,864,052
Accrued Discounts	296,038	—	296,038
Realized Gain	184,497	—	184,497
Change in Unrealized Depreciation	(437,347)	(75)	(437,422)
Purchases at cost	8,826	—	8,826
Sales proceeds	(2,309,768)	—	(2,309,768)
Balance as of March 31, 2015	$ 9,604,898	$1,325	$ 9,606,223
Change in unrealized gains or losses relating to assets still held at reporting date	$ (303,032)	$ —	$ (303,032)
For the six months ended March 31, 2015, there was no security transfer activity between any levels. The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.
Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.
Taxes: The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986 as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.
GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an
20Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
March 31, 2015

income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of September 30, 2014, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.
The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of March 31, 2015, open taxable years consisted of the taxable years ended June 30, 2012 through September 30, 2014. No examination of the Fund’s tax returns is currently in progress.
Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses which are attributable to the Fund and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Fund, based upon relative net assets.
Distributions: The Fund declares and pays distributions, which includes dividends paid monthly from net investment income. To the extent that these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays a distribution at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.
Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.
Foreign Currency Translations: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of realized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. The Fund does not isolate the portion of unrealized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held.
Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.
Forward Currency Contracts: A forward currency contract (“forward contract”) is an agreement between two parties to buy or sell a currency at an agreed upon price for settlement at a future date. During the period the forward contract is in existence, changes in the value of the forward contract will fluctuate with changes in the currency exchange rates. The forward contract is marked to market daily and these changes are recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of a forward contract is realized on the settlement date.
The Fund invests in forward contracts to hedge against fluctuations in the value of foreign currencies caused by changes in the prevailing currency exchange rates. The use of forward contracts involves the risk that the counterparties may be unable to meet the terms of their contracts and may be negatively impacted from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
2015 Semi-Annual Report21

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
March 31, 2015

All forward contracts were entered into with Bank of New York Mellon as the counterparty. As of March 31, 2015, the following forward contracts were outstanding:
Settlement Date	Currency to be Delivered		U.S. $ Value at March 31, 2015	Currency to be Received		Unrealized Appreciation
05/11/15	464,878	Canadian Dollars	$366,848	409,455	U.S. Dollars	$42,607
05/11/15	2,841,317	Euros	3,056,836	3,564,049	U.S. Dollars	507,213
Total						$549,820
The following table sets forth the fair value of the Fund’s derivative instruments:
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities	Unrealized Appreciation as of March 31, 2015
Forward contracts	Receivable for open forward currency contracts	$549,820
The following table sets forth the effect of derivative instruments on the Statement of Operations for the six months ended March 31, 2015:
Derivatives Not Accounted for as Hedging Instruments	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Gains on Forward contracts	Net Change in Unrealized Appreciation on Forward contracts
Forward contracts	Forward currency contracts	$366,082	$230,123
Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:
				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Description
Forward contracts	$549,820	$—	$549,820	$—	$—	$549,820
The Fund had a monthly average of 2 and 3 forward contracts open during the six months ended March 31, 2015 and the three month period ended September 30, 2014.
Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statements of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statements of Cash Flow. Cash, as used in the Statement of Cash Flows, is the amount reported as “Cash” plus the “Foreign currency” in the Statement of Assets and Liabilities, and does not include short-term investments.
Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.
22Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
March 31, 2015

3.Risks of Investing in Below-Investment Grade Securities
The Fund has investments in below-investment grade debt securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.
Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investments in certain distressed securities. Therefore, to the extent the Fund seeks capital growth through investment in such securities, the Fund’s ability to achieve current income for its stockholders may be diminished. The Fund is also subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Fund may be restricted from disposing of distressed securities.
4.Investment Advisory Agreement and Affiliated Transactions
The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory Agreement provides that the Fund shall pay the Adviser a monthly fee for its services at the annual rate of 0.65% of the Fund’s average weekly total assets minus liabilities (other than aggregate indebtedness leverage) ("Managed Assets"). For the six months ended March 31, 2015, the Adviser earned $1,122,376 in investment advisory fees under the Advisory Agreement.
The Fund has entered into an Administration Agreement with the Adviser. The Adviser has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC ("Sub-Administrator"). The Adviser and the Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Adviser a monthly fee at an annual rate of 0.15% of its Managed Assets, payable monthly in arrears. During the six months ended March 31, 2015, the Adviser earned $259,010 in administration fees from the Fund. The Adviser is responsible for any fees due to the Sub-Administrator.
Certain officers and/or Directors of the Fund are officers and/or directors of the Adviser.
2015 Semi-Annual Report23

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
March 31, 2015

5.Purchases and Sales of Investments
Purchases and sales of investments, excluding short-term investments, the credit facility and U.S. Government securities, for the six months ended March 31, 2015, were $24,868,781 and $37,938,542, respectively. For the six months ended March 31, 2015, there were no transactions in U.S. Government securities.
6.Borrowings
Credit facility: The Fund has established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Fund pays interest in the amount of 0.80% plus the 3-month London Interbank Offered Rate on the amount outstanding and 0.80% on the line of credit that is unused.
For the six months ended March 31, 2015, the average interest rate paid under the line of credit was 1.01% of the total line of credit amount available to the Fund.
Total line of credit amount available	$120,000,000
Line of credit outstanding at March 31, 2015	93,516,860
Line of credit amount unused at March 31, 2015	26,483,140
Average balance outstanding during the period	98,074,754
Interest expense incurred on line of credit during the period	605,945
7.Capital Stock
The Fund has 1,000,000,000 shares of $0.001 par value common stock authorized. The Fund’s Board is authorized to classify and reclassify any unissued shares of capital stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. The Board, without any action by the stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the series that the Fund has authority to issue.
The common shares have no preemptive, conversion, exchange or redemption rights. All shares of the Fund’s common stock have equal voting, dividend, distribution and liquidation rights. The common shares are fully paid and non-assessable. Common stockholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative. For the six months ended March 31, 2015, the Fund did not issue any shares for the reinvestment of distributions.
Prior to the opening of business of the New York Stock Exchange on August 13, 2014, pursuant to Agreements and Plans of Reorganization previously approved by the Funds’ Board of Directors, all of the assets and liabilities of the Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. were transferred to the Brookfield High Income Fund Inc. in exchange for corresponding shares of the Brookfield High Income Fund Inc. of equal value. The purpose of the transaction was to combine five funds with comparable investment objectives and strategies. The number of Brookfield High Income Fund Inc. shares issued were 5,870,084, 4,154,155, 4,655,945 and 4,004,678 for Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc., respectively. The net asset value of the Brookfield High Income Fund Inc. shares prior to the opening of business on August 13, 2014, after the reorganization was completed was $10.41, and a total of 18,684,862 shares were issued to stockholders of the Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. in the exchange. The exchange was a tax-free event to Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. stockholders. For financial reporting purposes, assets received and shares issued by the Brookfield High Income Fund Inc. were recorded at fair value; however the cost basis of investments received from Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc.
24Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
March 31, 2015

were carried forward to align ongoing reporting of the Brookfield High Income Fund Inc.'s realized and unrealized gains and losses with amounts distributable to stockholders for tax purposes.
The components of net assets immediately before the acquisition were as follows:
Fund	Capital stock	Distributions in excess of net investment income	Accumulated net realized loss	Net unrealized appreciation	Net Assets
Helios Advantage Income Fund, Inc.	$ 455,830,525	$ (541,607)	$ (397,255,387)	$ 3,078,298	$ 61,111,829
Helios High Income Fund, Inc.	338,166,815	(387,519)	(296,636,258)	2,100,449	43,243,487
Helios Multi-Sector High Income Fund, Inc.	493,895,301	(452,857)	(447,428,682)	2,455,753	48,469,515
Helios Strategic Income Fund, Inc.	402,153,537	(106,175)	(362,982,710)	2,623,798	41,688,450
	1,690,046,178	(1,488,158)	(1,504,303,037)*	10,258,298	194,513,281
Brookfield High Income Fund, Inc.	75,800,014	(494,816)	(7,260,341)	3,239,964	71,284,821
Total	$1,765,846,192	$(1,982,974)	$(1,511,563,378)	$13,498,262	$265,798,102

* Due to rules under section 381 and 382 of the internal revenue code, the combined fund would only be able to utilize $19,126,355 of these losses and the losses would be limited to $6,107,716 each year ($803,207 in the first short year) over the next 3 years. The combined fund may not utilize the remaining $1,486,316,613.
Assuming the acquisition of Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. had been completed on July 1, 2014, the combined Funds’ pro forma results in the Statement of Operations during the three months ended September 30, 2014 would be as follows:
Fund	Net investment income	Net realized and unrealized gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Helios Advantage Income Fund, Inc.	$ 340,970	$ (177,160)	$ 163,810
Helios High Income Fund, Inc.	240,772	(355,243)	(114,471)
Helios Multi-Sector High Income Fund, Inc.	254,906	78,008	332,914
Helios Strategic Income Fund, Inc.	184,473	(207,951)	(23,478)
Brookfield High Income Fund, Inc.	3,555,809	(9,034,121)	(5,478,312)
Total	$4,576,930*	$(9,696,467)*	$(5,119,537)*

* As reported in the Fund's Statement of Operations plus the pre-merger balances of Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc.
Because the combined Funds have been managed as a single integrated Fund since the acquisition was completed, it is not practicable to separate the amounts of income and expenses for the Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. that have been included in the Brookfield High Income Fund Inc.’s Statement of Operations since August 13, 2014.
8.Federal Income Tax Information
Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP.
2015 Semi-Annual Report25

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
March 31, 2015

The tax character of distributions for the six months ended March 31, 2015 is expected to be from ordinary income but will be determined at the end of the Fund's fiscal year.
The tax character of the distributions paid during the three months ended September 30, 2014 was as follows:
Ordinary income	$2,942,067
Return of capital	—
Total distributions	$2,942,067
The tax character of distributions paid during the fiscal year ended June 30, 2014 was as follows:
Ordinary income	$6,258,493
Return of capital	41,267
Total distributions	$6,299,760
At September 30, 2014, the Fund’s most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:
Undistributed ordinary income	$ 968,755
Capital loss carryforward[1]	(25,914,000)
Tax basis unrealized appreciation	5,028,431
Total tax basis net accumulated losses	$(19,916,814)

1 To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.
As of September 30, 2014, the Fund had a capital loss carryforward of:
Expiring In:
2016	$ 3,569,974
2017	22,344,026
Federal Income Tax Basis: The federal income tax basis of the Fund's investments at March 31, 2015 was as follows:
Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$337,735,632	$11,942,478	$(20,689,029)	$(8,746,551)
Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for forward currency contracts and partnership adjustments. Permanent book and tax differences, if any, will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year end is distributed in the following year.
9.Indemnification
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these
26Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
March 31, 2015

arrangements cannot be made at this time. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be unlikely.
10.New Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The effective date of this ASU is for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management has determined that this guidance will not have an impact on the Fund's financial statement disclosure.
11.Pending Litigation
In connection with the reorganization of each of Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. (together with their predecessors, the “Closed-End Funds”) into the Fund, all rights, defenses, potential liabilities and/or claims associated with the Opt-Out Actions (defined below) were assumed by the Fund, including any potential claims by the Closed-End Funds for indemnification and/or contribution or any similar claims against any released defendant parties related to any Opt-Out Actions related to the Class Action (defined below).
On August 5, 2013, the federal court in the Western District of Tennessee entered an order approving a settlement of a securities class action proceeding encaptioned In re Morgan Keegan Closed-End Fund Litigation (the “Class Action”) against the Closed-End Funds and other defendants. Subsequent to the Class Action settlement, five separate purported Opt-Out Actions were filed against the Closed-End Funds in the Western District of Tennessee on behalf of a number of investors (the “Opt-Out Actions”).
One action, the Warwick Action, has been entirely dismissed by the Court. In another, the Small Action, the Court dismissed all claims against the Closed-End Funds except for a Section 11 claim against RMK Multi-Sector High Income Fund, Inc. (“RHY”, i.e., Helios Multi-Sector High Income Fund, Inc.) which Plaintiff alleges resulted in damages in excess of $342,000. The Closed-End Funds and non-fund defendants filed a motion to strike and/or dismiss the complaint containing the Section 11 claim, which remains pending.
In another case, the Starnes Action, the Court dismissed all claims brought by three of the five plaintiffs. For the remaining two plaintiffs in the Starnes Action, and for all three plaintiffs in a separate case, the Stein Action, the Court dismissed the Section 12(a)(2) claim against RHY, but declined to dismiss a Section 10b-5 claim against all the Closed-End Funds, and a Section 11 claim against RHY. The Closed-End Funds and non-fund defendants filed motions to reconsider the Court’s rulings in the Starnes and Stein Actions, which remain pending. In the Adkins Action, the Court granted defendants’ motion to dismiss in its entirety. Plaintiffs filed a motion to reconsider the Court’s ruling, which remains pending. The Adkins Action, Starnes Action and Stein Action were brought on behalf of approximately one-hundred, two and three investors respectively, and seek among other forms of relief compensatory damages not quantified against all defendants, jointly and severally, in an amount to be proven at trial.
No estimate of the effect, if any, of these pending lawsuits on the Fund can be made at this time.
12.Subsequent Events
GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading,
2015 Semi-Annual Report27

BROOKFIELD HIGH INCOME FUND INC.
Notes to Financial Statements (Unaudited) (continued)
March 31, 2015

the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.
Dividends: The Fund’s Board declared the following monthly dividends:
Dividend Per Share	Record Date	Payable Date
$0.0750	April 23, 2015	April 29, 2015
$0.0750	May 14, 2015	May 28, 2015
Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.
28Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Compliance Certification  (Unaudited)
March 31, 2015

On February 26, 2015, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.
2015 Semi-Annual Report29

BROOKFIELD HIGH INCOME FUND INC.
Proxy Results  (Unaudited)
March 31, 2015

At the Annual Meeting of Stockholders of the Fund held on February 25, 2015, the stockholders voted on a proposal to elect a Director Nominee or Class I Directors to the Board of Directors of the Fund. A description of the proposal and the shares voted in favor, shared voted against and shares abstaining with respect to the proposal were as follows:
		Shares Voted For	Shares Voted Against	Shares Voted Abstain
1	To elect to the Fund's Board of Directors Edward A. Kuczmarski	20,972,077	1,613,277	—
2	To elect to the Fund's Board of Directors Stuart A. McFarland	20,941,596	1,643,758	—
30Brookfield Investment Management Inc.

BROOKFIELD HIGH INCOME FUND INC.
Dividend Reinvestment Plan  (Unaudited)

A Dividend Reinvestment Plan (the “Plan”) is available to stockholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by Computershare Trust Company, N.A. and Computershare Shareholder Services, Inc. (the “Plan Agent”) in additional Fund shares. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the stockholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.
The Plan Agent serves as agent for the stockholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Trustees precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund’s shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.
Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.
There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.
The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.
A brochure describing the Plan is available from the Plan Agent, by calling 1-212-936-5100.
If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Stockholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such stockholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.
2015 Semi-Annual Report31

BROOKFIELD HIGH INCOME FUND INC.
Joint Notice of Privacy Policy  (Unaudited)

Brookfield Investment Management Inc. (“BIM”), on its own behalf and on behalf of the funds managed by BIM and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.
If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.
WHAT INFORMATION DO WE COLLECT?
We collect the following Personal Information about you:
•	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.
•	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.
•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.
WHAT IS OUR PRIVACY POLICY?
We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;
•	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);
•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);
•	Other organizations, with your consent or as directed by you; and
•	Other organizations, as permitted or required by law (e.g. for fraud protection)
When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.
HOW DO WE PROTECT CLIENT INFORMATION?
We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.
CONTACT INFORMATION
For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.
32Brookfield Investment Management Inc.

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Corporate Information

Investment Adviser and Administrator
Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
www.brookfieldim.com
Please direct your inquiries to:
Investor Relations
Phone: 1-855-777-8001
E-mail: funds@brookfield.com
Transfer Agent
Stockholder inquiries relating to distributions, address changes and stockholder account information should be directed to the Fund’s transfer agent:
Computershare Shareholder Services, Inc.
250 Royall Street
Canton, Massachusetts 02021
1-800-426-5523
Fund Accounting Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Sub-Administrator
U.S. Bancorp Fund Services, LLC
1201 South Alma School Road, Suite 3000
Mesa, Arizona 85210
Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, New York 10022
Custodian
U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212
Directors of the Fund
Edward A. Kuczmarksi	Chairman
Louis P. Salvatore	Audit Committee Chairman
Stuart A. McFarland	Director
Heather S. Goldman	Director
Jonathan C. Tyras	Director (Interested)

Officers of the Fund
Brian F. Hurley	President
Dana E. Erikson	Vice President
Mark Shipley	Vice President
Angela W. Ghantous	Treasurer
Alexis I. Rieger	Secretary
Seth A. Gelman	Chief Compliance Officer
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q are available on the SEC’s website at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
You may obtain a description of the Fund’s proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC’s website at www.sec.gov.

Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
1-855-777-8001
www.brookfieldim.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment

             Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated

             Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedure by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b) As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable .

    (2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

    (3) None.

(b) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROOKFIELD HIGH INCOME FUND INC.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date: June 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian F. Hurley
Brian F. Hurley
President and Principal Executive Officer

Date: June 4, 2015

By:	/s/ Angela W. Ghantous
Angela W. Ghantous
Treasurer and Principal Financial Officer

Date: June 4, 2015